                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 8, 2000


                              AETHER SYSTEMS, INC.
                           (Exact name of registrant)


             Delaware                                 52-2186634
(State of organization)                 (I.R.S. Employer Identification Number)


               11460 Cronridge Drive, Owings Mills, Maryland 21117
              (Address of principal executive offices and zip code)

                                 (410) 654-6400
                         (Registrant's telephone Number)

ITEM 5      OTHER EVENTS

         The registrant reported preliminary financial results for the quarter ended March 31, 2001 on May 8, 2001. The results as reported are set forth below.


                              AETHER SYSTEMS, INC.
                        CONDENSED CONSOLIDATED STATEMENTS
                            OF OPERATIONS (Unaudited)

                                                          Three months ended
                                                               March 31,
                                                 -----------------------------------
                                                        2001              2000
                                                        ----              ----
                                                (in thousands except per share data)
Subscriber revenue                                 $    10,400      $     2,794
Engineering services revenue                             2,363            1,403
Software and related services                           11,797            1,069
Device sales                                             6,099              135
                                                   -----------      -----------
         Total revenue                                  30,659            5,401
Cost of subscriber revenu                                6,234            1,059
Cost of engineering services revenue                     1,300              614
Cost of software and related services                    4,082              678
Cost of device sales                                     8,217              673
                                                   -----------      -----------
    Total cost of revenue                               19,833            3,024
                                                   -----------      -----------
    Gross profit                                        10,826            2,377
Operating expenses:
  Research and development                              17,171            2,031
  General and administrative                            25,804            4,931
  Selling and marketing                                 20,216            5,812
  In process research and development
   related to acquisitions                                  --            2,100
  Depreciation and amortization                         91,795           17,410
  Option and warrant expense                             4,580            2,445

  Impairment of goodwill associated
   with acquisitions                                   959,369               --
                                                   -----------      -----------
                                                     1,118,935           34,729
                                                   -----------      -----------

      Operating loss                                (1,108,109)         (32,352)

Other income (expense):
  Interest income (expense), net                         6,406            2,189
  Equity in losses of investment                       (14,516)          (3,107)
  Investment loss, including
   impairments                                         (94,744)              --
  Minority Interest                                      3,664               --
                                                   -----------      -----------
      Loss before income taxes                      (1,207,299)         (33,270)

Income tax benefit                                         435               --
                                                   -----------      -----------
Net loss before cumulative effect of
  a change in accounting principle                 ($1,206,864)        ($33,270)
Cumulative effect of a change in accounting
  principle relating to adoption of SFAS 133,
  accounting for Derivatives                             6,564               --
                                                   -----------      -----------
      Net loss                                     ($1,200,300)        ($33,270)
                                                   ===========      ===========
Net loss per share - basic and diluted - before
  cumulative effect of a change in accounting
  principle                                            ($29.83)          ($1.13)
Cumulative effect of a change in accounting
  principle relating to adoption of SFAS 133,
  accounting for Derivatives                              0.16               --
                                                   -----------      -----------
      Net loss per share - basic and diluted           ($29.67)          ($1.13)
                                                   ===========      ===========
Weighted average shares outstanding - basic and
  diluted                                               40,452           29,451
                                                   ===========      ===========

                              AETHER SYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                                       MARCH 31,               DECEMBER 31,
                                                                                          2001                     2000
                                                                                  --------------------      -----------------
                                                                                                (in thousands)
                                                                                      (unaudited)
Current assets:
  Cash and cash equivalents                                                                   $729,410              $872,747
  Short-term investments                                                                         2,618                 2,648
  Trade accounts receivable                                                                     32,087                30,263
  Inventory                                                                                     32,331                19,130
  Prepaid expenses and other current assets                                                     20,588                17,081
                                                                                  --------------------      -----------------
          Total current assets                                                                 817,034               941,869
  Furniture, computers, and equipment, net                                                      64,546                53,223
  Intangibles and other assets                                                                 534,705             1,682,283
                                                                                  --------------------      -----------------
                                                                                            $1,416,285            $2,677,375
                                                                                  ====================      =================

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                                             $13,921                $9,747
  Accrued expenses                                                                              35,078                66,949
  Accrued employee compensation and benefits                                                    16,702                12,566
  Deferred revenue                                                                              16,631                14,170
  Notes payable                                                                                    112                18,813
                                                                                  --------------------      -----------------
          Total current liabilities                                                             82,444               122,245

Long-term liabilities:
  Convertible subordinated notes payable and other notes payable                               320,690               321,201
  Deferred tax liability                                                                        10,259                10,694

Minority interest in net assets of subsidiary                                                   51,873                55,537

Stockholders' equity                                                                           951,019             2,167,698
                                                                                  --------------------      -----------------
Commitments and contingencies
                                                                                            $1,416,285            $2,677,375
                                                                                  ====================      =================

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AETHER SYSTEMS, INC.



                                         BY:   /s/ David C. Reymann
                                             -------------------------------
                                               David C. Reymann
                                               Chief Financial Officer